UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2025

PROMIS NEUROSCIENCES INC.

(Exact name of registrant as specified in its charter)

Ontario, Canada	001-41429	98-0647155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 200, 1920 Yonge Street, Toronto, Ontario	M4S 3E2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 847-6898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value per share	PMN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed on a Current Report on Form 8-K filed by ProMIS Neurosciences Inc. (the “Company”), on January 8, 2025, the Company received a deficiency letter (the “Nasdaq Letter”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the last 30 consecutive business days, the closing bid price of the Company’s common shares, no par value (“Common Shares”), has not been maintained at the minimum required closing bid price of at least $1.00 per share, as required for continued listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”).

The Nasdaq Letter did not result in the immediate delisting of the Company’s Common Shares, and the Company’s Common Shares have continued to trade uninterrupted on the Nasdaq Capital Market under the symbol “PMN.” The Company was provided an initial 180 calendar days, or until July 2, 2025 (the “Compliance Date”), to regain compliance with the minimum bid price requirement.

The Company received written notice from Nasdaq indicating that although the Company was not in compliance with the Bid Price Rule, Nasdaq determined that the Company is eligible for an additional 180 calendar day compliance period, or until December 29, 2025 (the “Second Compliance Date”), to regain compliance. Nasdaq’s determination was based on the Company meeting the continued listing requirement for stockholder’s equity and all other initial listing standards for the Nasdaq Capital Market with the exception of the Bid Price Rule, and the Company’s provided written notice of its confirmation to cure the deficiency during the additional compliance period, including by effecting a reverse stock split, if necessary.

The Company intends to actively monitor the closing bid price of its Common Shares and, as appropriate, will consider available options to regain compliance with the Bid Price Rule, including seeking to effect a reverse stock split, if necessary. There can be no assurance that the Company will be able to regain compliance with the Bid Price Rule by the Second Compliance Date or will otherwise be in compliance with other Nasdaq listing criteria and that the Company will be able to maintain its listing with Nasdaq.

If the Company does not regain compliance with the Minimum Bid Price Rule by the Second Compliance Date, Nasdaq will notify the Company that its Common Shares are subject to delisting. At that time, the Company may appeal Nasdaq’s delisting determination to a Nasdaq hearings panel. However, there can be no assurance that, if the Company receives a delisting notice and appeals the delisting determination, such an appeal would be successful. The Company’s receipt of the Second Compliance Date does not affect the Company’s business, operations or reporting requirements with the Securities and Exchange Commission.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Certain information in this Current Report on Form 8-K constitutes forward-looking statements and forward-looking information (collectively, “forward-looking information”) within the meaning of applicable securities laws. In some cases, but not necessarily in all cases, forward-looking information can be identified by the use of forward-looking terminology such as “plans”, “excited to”, “targets”, “expects” or “does not expect”, “is expected”, “an opportunity exists”, “is positioned”, “estimates”, “intends”, “assumes”, “anticipates” or “does not anticipate” or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might”, “will” or “will be taken”, “occur” or “be achieved”. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances contain forward-looking information. Specifically, this Current Report on Form 8-K contains forward-looking information relating to the the Company’s ability to regain compliance with the Minimum Bid Price Rule, the Company’s intentions to actively monitor the closing bid price of the Common Shares, anticipated actions to be taken by Nasdaq, and the Company’s plans to consider implementing available options to resolve the deficiency and regain compliance with the Minimum Bid Price Rule. Forward-looking information is necessarily based on a number of opinions, assumptions and estimates that, while considered reasonable by the Company as of the date of this Current Report on Form 8-K, are subject to known and unknown risks, uncertainties and assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking information, including, but not limited to, the risk that the Company may not regain compliance with the Minimum Bid Price Rule, the risk that Nasdaq may not grant the Company relief from delisting if necessary, and the risk that the Company may not ultimately meet applicable Nasdaq requirements if any such relief is necessary, among other risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated in the forward-looking information include, among others, the factors discussed throughout the “Risk Factors” section of the Company's most recently filed Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent filings filed with the United States Securities and Exchange Commission. Except as required by applicable securities laws, the Company undertakes no obligation to publicly update any forward-looking information, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROMIS NEUROSCIENCES INC.

Date: July 7, 2025	By:	/s/ Neil Warma
Name: Neil Warma
Title: Chief Executive Officer